Exhibit 32
                                                       ----------

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  In connection with the Quarterly Report of Diversified Historic Investors IV on Form 10-Q for the quarterly period ended
September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Spencer Wertheimer, President and Treasurer of the Company's managing partner, EPK, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)  The Report fully complies with the requirements of section
13(a) or 15(d) of the Securities Exchange Act of 1934, and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 28, 2006                          /s/ Spencer Wertheimer
      ---------------                          ----------------------
                                        Name:  Spencer Wertheimer
                                       Title:  President (principal
                                               executive officer,
                                               principal financial
                                               officer) of the
                                               registrant's managing
                                               partner, EPK, Inc.

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